Long-Term Employee Benefit Liabilities - Summary of Weighted Average Significant Actuarial Assumptions Adopted in Measuring Company's Obligations and Cost (Detail) - Pension Plan, Defined Benefit [Member]
	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Defined Benefit Plan Disclosure [Line Items]
Discount rate	2.50%	3.10%
Rate of compensation increase	2.60%	2.50%
Net periodic benefit cost Discount rate	3.20%	2.80%
Rate of compensation increase	2.60%	2.50%
Expected return on plan assets	4.90%	5.80%